UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: December 11, 2023
(Date of earliest event reported)

Benchmark 2023-B40 Mortgage Trust
(Central Index Key Number 0001991192)

(Exact name of issuing entity)

JPMorgan Chase Bank, National Association
(Central Index Key Number 0000835271)

(Exact name of sponsor as specified in its charter)

Citi Real Estate Funding Inc.

(Central Index Key Number 0001701238)

(Exact name of sponsor as specified in its charter)

Goldman Sachs Mortgage Company

(Central Index Key Number 0001541502)

(Exact name of sponsor as specified in its charter)

Bank of America, National Association

(Central Index Key Number 0001102113)

(Exact name of sponsor as specified in its charter)

J.P. Morgan Chase Commercial Mortgage Securities Corp.
(Central Index Key Number 0001013611)

(Exact name of registrant as specified in its charter)

New York	333-258342-03	13-3789046
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

383 Madison Avenue
New York, New York	10179
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(212) 834-5467

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

On December 11, 2023, J.P. Morgan Securities LLC (“JPMS”), Citigroup Global Markets Inc. (“CGMI”), Goldman Sachs & Co. LLC (“GS&Co.”), BofA Securities, Inc. (“BofA Securities”), Academy Securities, Inc. (“Academy”) and Drexel Hamilton, LLC (“Drexel” and, together in such capacity with JPMS, CGMI, GS&Co., BofA Securities and Academy, the “Underwriters”) entered into an agreement with J.P. Morgan Chase Commercial Mortgage Securities Corp. (the “Registrant”), dated as of December 11, 2023 (the “Underwriting Agreement”), an executed version of which is attached hereto as Exhibit 1.1, with respect to the sale of the Public Certificates (as defined below) scheduled to occur on December 21, 2023 (the “Closing Date”). The Public Certificates will have an aggregate initial principal amount of $406,687,000.

The Registrant also entered into an agreement to sell the Private Certificates, having an aggregate initial principal amount of $53,497,368, to JPMS, CGMI, GS&Co., BofA Securities, Academy and Drexel (collectively in such capacity, the “Initial Purchasers”), pursuant to a certificate purchase agreement, dated as of December 11, 2023 (the “Certificate Purchase Agreement”), among the Registrant and the Initial Purchasers. The Private Certificates will be sold in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(a)(2) of the Act.

On the Closing Date, the Registrant will cause (i) the issuance of the Benchmark 2023-B40 Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2023-B40 (the “Certificates”) and (ii) the creation of an uncertificated interest (the “RR Interest”, and, together with the Class RR Certificates, the “VRR Interest”) in the Issuing Entity (as defined below) representing the right to receive a specified percentage of certain amounts collected on the Mortgage Loans (as defined below), net of all expenses of the Issuing Entity, in each case pursuant to a pooling and servicing agreement, dated and effective as of December 1, 2023, an executed version of which is attached hereto as Exhibit 4.1 (the “Pooling and Servicing Agreement”), among the Registrant, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.

The Certificates will consist of the following classes, designated as (i) Class A-1, Class A-2, Class A-5, Class A-SB, Class X-A, Class X-B, Class A-S, Class B and Class C Certificates (collectively, the “Public Certificates”) and (ii) Class X-D, Class X-F, Class X-G, Class X-H, Class D, Class E, Class F, Class G, Class H and Class R Certificates (the “Private Certificates”).

The assets of the Issuing Entity include several Mortgage Loans each of which is a part of a Whole Loan. Each Whole Loan is governed by a co-lender, intercreditor or similar agreement (each, an “Intercreditor Agreement”) between the holders of the promissory notes comprising such Whole Loan, the terms of which are described under “Description of the Mortgage Pool—The Whole Loans” in the Prospectus described below. Each Intercreditor Agreement is attached as an exhibit hereto as described in the following table. Moreover, certain of such Whole Loans will not be serviced pursuant to the Pooling and Servicing Agreement but will instead be serviced pursuant to a different servicing agreement (each, a “Non-Serviced PSA”). Each such Non-Serviced PSA is attached as an exhibit hereto as described in the following table. For a description of the servicing of the affected Whole Loans under such Non-Serviced PSAs, see “Pooling and Servicing Agreement—Servicing of the Non-Serviced Mortgage Loans” in the Prospectus described below.

Name of Mortgage Loan	Intercreditor Agreement	Non-Serviced PSA (if any)
Axis Apartments	4.6	N/A
Bala Plaza Portfolio	4.7	N/A
645 North Michigan Avenue	4.8	N/A
Sugar Land Town Square	4.9	4.2
Fashion Valley Mall	4.10	N/A
Arundel Mills and Marketplace	4.11	4.3
Outlet Shoppes at Atlanta	4.12	4.4
Philadelphia Marriott Downtown	4.13	4.2
Nvidia Santa Clara	4.14	4.5(1)
(1)	Midland Loan Services, a Division of PNC Bank, National Association will also act as primary servicer of the Nvidia Santa Clara whole loan pursuant to the Primary Servicing Agreement, attached hereto as Exhibit 99.5 and dated as of December 1, 2023, between Wells Fargo Bank, National Association (“Wells Fargo”), as master servicer, and Midland Loan Services, a Division of PNC Bank, National Association (“Midland”), as primary servicer, pursuant to which Midland will perform certain servicing obligations of Wells Fargo under the Non-Serviced PSA.

The Certificates and the RR Interest represent, in the aggregate, the entire beneficial ownership in the Benchmark 2023-B40 Mortgage Trust (the “Issuing Entity”), a common law trust fund to be formed on December 21, 2023 under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The assets of the Issuing Entity consist primarily of 20 commercial and multifamily mortgage loans (the “Mortgage Loans”). The Mortgage Loans will be acquired by the Registrant from (i) JPMorgan Chase Bank, National Association (“JPMCB”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.1 and dated as of December 21, 2023, between the Registrant and JPMCB, (ii) Citi Real Estate Funding Inc. (“CREFI”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.2 and dated as of December 21, 2023, between the Registrant and CREFI, (iii) Goldman Sachs Mortgage Company (“GSMC”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.3 and dated as of December 21, 2023, between the Registrant and GSMC, and (iv) Bank of America, National Association (“BANA”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.4 and dated as of December 21, 2023, between the Registrant and BANA.

The Public Certificates and the Mortgage Loans are more particularly described in the prospectus, dated December 11, 2023 (the “Prospectus”) and as filed with the Securities and Exchange Commission on December 13, 2023. In connection with such Prospectus, the Chief Executive Officer of the Registrant has provided the certification attached hereto as Exhibit 36.1 and dated as of December 11, 2023.

The related registration statement (file no. 333-258342) was originally declared effective on October 15, 2021.

Item 9.01.	Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits

Exhibit No.	Description

Exhibit 1.1	Underwriting Agreement, dated as of December 11, 2023, among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, and J.P. Morgan Securities LLC, Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, BofA Securities, Inc., Academy Securities, Inc. and Drexel Hamilton, LLC, as underwriters.

Exhibit 4.1	Pooling and Servicing Agreement, dated and effective as of December 1, 2023, among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.

Exhibit 4.2	Pooling and Servicing Agreement, dated and effective as of December 1, 2023, among Barclays Commercial Mortgage Securities LLC, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.

Exhibit 4.3	Pooling and Servicing Agreement, dated and effective as of December 1, 2023, between Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Argentic Services Company LP, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and BellOak, LLC, as operating advisor and as asset representations reviewer.

Exhibit 4.4	Pooling and Servicing Agreement, dated and effective as of November 1, 2023, among Barclays Commercial Mortgage Securities LLC, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.

Exhibit 4.5	Pooling and Servicing Agreement, dated and effective as of December 1, 2023, among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, KeyBank National Association, as special servicer, Computershare Trust Company, National Association, as certificate administrator and trustee, and Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer.

Exhibit 4.6	Co-Lender Agreement, dated as of December 11, 2023, by and between Citi Real Estate Funding Inc., as Initial Note A-1 Holder, Citi Real Estate Funding Inc., as Initial Note A-2 Holder, Citi Real Estate Funding Inc., as Initial Note A-3 Holder, and Citi Real Estate Funding Inc., as Initial Note A-4 Holder.

Exhibit 4.7	Co-Lender Agreement, dated as of December 4, 2023, by and between Citi Real Estate Funding Inc., as Initial Note A-1 Holder, Citi Real Estate Funding Inc., as Initial Note A-2 Holder, and Citi Real Estate Funding Inc., as Initial Note A-3 Holder.

Exhibit 4.8	Co-Lender Agreement, dated as of November 27, 2023, by and between Citi Real Estate Funding Inc., as Initial Note A-1 Holder, and Citi Real Estate Funding Inc., as Initial Note A-2 Holder.

Exhibit 4.9	Co-Lender Agreement, dated as of November 3, 2023, by and between Argentic Real Estate Finance 2 LLC, as Initial Note A-1-1 Holder, Argentic Real Estate Finance 2 LLC, as Initial Note A-1-2 Holder, and Goldman Sachs Bank USA, as Initial Note A-2 Holder.

Exhibit 4.10	Agreement Between Note Holders, dated as of May 25, 2023, by and between Bank of America, N.A., as Initial Note A-1-1, Note A-1-2, Note A-1-3 and Note A-1-4 Holder, JPMorgan Chase Bank, National Association, as Initial Note A-2-1, Note A-2-2, Note A-2-3 and Note A-2-4 Holder, Bank of Montreal, as Initial Note A-3-1, Note A-3-2, Note A-3-3, Note A-3-4, Note A-3-5 and Note A-3-6 Holder, and Barclays Capital Real Estate Inc., as Initial Note A-4-1 and Note A-4-2 Holder.

Exhibit 4.11	Agreement Between Note Holders, dated as of October 5, 2023, by and between Wells Fargo Bank, National Association, as Note A-1-1, Note A-1-2, Note A-1-3 and Note A-1-4 Holder, Société Générale Financial Corporation, as Note A-2-1, Note A-2-2, Note A-2-3 and Note A-2-4 Holder, DBR Investments Co. Limited, as Note A-3-1, Note A-3-2, Note A-3-3, Note A-3-4 and Note A-3-5 Holder, and Citi Real Estate Funding Inc., as Note A-4-1, Note A-4-2 and Note A-4-3 Holder.

Exhibit 4.12	Agreement Between Note Holders, dated as of October 3, 2023, by and between Barclays Capital Real Estate Inc. and Goldman Sachs Bank USA.

Exhibit 4.13	Agreement Between Note Holders, dated as of October 25, 2023, by and between Barclays Capital Real Estate Inc., JPMorgan Chase Bank, National Association and Wells Fargo Bank, National Association.

Exhibit 4.14	Co-Lender Agreement, dated as of November 17, 2023, by and among JPMorgan Chase Bank, National Association, as Initial Note A-1 Holder, JPMorgan Chase Bank, National Association, as Initial Note A-2 Holder, JPMorgan Chase Bank, National Association, as Initial Note A-3 Holder, JPMorgan Chase Bank, National Association, as Initial Note A-4 Holder, and JPMorgan Chase Bank, National Association, as Initial Note A-5 Holder.

Exhibit 36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated December 11, 2023.

Exhibit 99.1	Mortgage Loan Purchase Agreement, dated as of December 21, 2023, between JPMorgan Chase Bank, National Association, as seller, and J.P. Morgan Chase Commercial Mortgage Securities Corp., as purchaser.

Exhibit 99.2	Mortgage Loan Purchase Agreement, dated as of December 21, 2023, between Citi Real Estate Funding Inc., as seller, and J.P. Morgan Chase Commercial Mortgage Securities Corp., as purchaser.

Exhibit 99.3	Mortgage Loan Purchase Agreement, dated as of December 21, 2023, between Goldman Sachs Mortgage Company, as seller, and J.P. Morgan Chase Commercial Mortgage Securities Corp., as purchaser.

Exhibit 99.4	Mortgage Loan Purchase Agreement, dated as of December 21, 2023, between Bank of America, National Association, as seller, and J.P. Morgan Chase Commercial Mortgage Securities Corp., as purchaser.

Exhibit 99.5	Primary Servicing Agreement, dated as of December 1, 2023, by and between Wells Fargo Bank, National Association, as master servicer, and Midland Loan Services, a Division of PNC Bank, National Association, as primary servicer.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: December 13, 2023	J.P. Morgan Chase Commercial Mortgage Securities Corp.
(Registrant)

	By:	/s/ Harris Rendelstein
Name: Harris Rendelstein
Title: Vice President